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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                                   reported):

                                 AUGUST 1, 2001

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                               CLASSIC CABLE, INC.
               (Exact name of registrant as specified in charter)




DELAWARE                            333-63643                 74-2750981

(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)           Identification No.)



                                6151 PALUXY ROAD
                                   BUILDING A
                               TYLER, TEXAS 75703
               (Address of Principal Executive Offices) (Zip Code)

                                 (903) 581-2121
                             (Registrant's telephone
                          number, including area code)

                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         A copy of a press release issued by Classic Communications, Inc., the parent company of the Registrant, dated August 1, 2001, announcing material financial developments and second quarter guidance related to Classic Communications, Inc., is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

                  99.1 Press release, dated August 1, 2001.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CLASSIC CABLE, INC.




DATE:  August 2, 2001                        BY:/s/ JIMMIE TAYLOR
                                                --------------------------------
                                                Jimmie Taylor
                                                Chief Financial Officer






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                                  EXHIBIT INDEX



EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

 99.1*             Press Release, dated August 1, 2001

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* Filed herewith




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